SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                    Act of 1934(Amendment No.______)

Filed by the Registrant [  X  ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


Tax Free Obligations Fund
(Name of Registrant as Specified In Its Charter)



Federated Investors
(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee  (Check the appropriate box):

[ X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).
[   ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
      and 0-11.
[   ] Fee previously paid

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4. Proposed maximum aggregate value of transaction:

      Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ] Check the box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date File:

                            PRELIMINARY PROXY

                        TAX-FREE OBLIGATIONS FUND
             (A portfolio of Money Market Obligations Trust)

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD MARCH 27, 1995

      A Special Meeting of the shareholders of Tax-Free Obligations Fund (the "Fund") will be held at the Fund's principal offices on the 19th Floor of the Federated Investors Tower, Grant Street and Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. March 27, 1995, for the following purposes:

(1) Approval or disapproval of a change to the Fund's fundamental investment limitation to exclude restricted securities determined by the trustees to be liquid from the 10% of total assets limitation on investment in restricted securities.

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Trustees has fixed February 6, 1995 as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Trustees

                                                  John W. McGonigle
                                                      Secretary

February 21, 1995


                SIGN, DATE AND RETURN THE ENCLOSED PROXY
                  PROMPTLY TO AVOID ADDITIONAL EXPENSE

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        TAX-FREE OBLIGATIONS FUND
             (A portfolio of Money Market Obligations Trust)

                        Federated Investors Tower
                  Pittsburgh, Pennsylvania  15222-3779

                             PROXY STATEMENT

      The enclosed proxy is solicited on behalf of the Board of Trustees of the Fund. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally on March 27, 1995, at the special meeting of shareholders ("Special Meeting"). The cost of preparing and mailing the notice of meeting, this proxy statement, proxy card and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund or of Federated Services Company (the Fund's transfer agent) or Federated Administrative Services (the Fund's administrator). In the event that a shareholder does not indicate a choice as to any of the items on the proxy ballot, the Fund will vote those shares in favor of such proposal(s).

      On February 6, 1994 the Fund had outstanding shares of beneficial interest, each whole share being entitled to one vote and fractional shares being entitled to fractional votes. Only shareholders of record at the close of business on that date will be entitled to notice of and vote at the Special Meeting. Holders of one-fourth of the total number of shares of the Fund then outstanding, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting for the purpose of transacting any business. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. This would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

      The Fund will furnish, without charge, a copy of the annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder of record of the Fund upon request. To request an annual and/or semi-annual report, call 1-800-235-4669, or send a written request to Betsy Hamilton at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

      Federated Management, the Fund's adviser, is a Delaware Business Trust organized on April 11, 1989, and is a registered investment adviser under the Investment Advisers Act of 1940. Federated Securities Corp., the Fund's distributor, is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Administrative Services is a Delaware Business Trust organized on June 14, 1990, and provides the Fund's administrative personnel and services (including certain legal and financial reporting services). Federated Management, Federated Securities Corp., and Federated Administrative Services are all wholly-owned subsidiaries of Federated Investors, and they are all located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.


APPROVAL OR DISAPPROVAL OF A CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION TO EXCLUDE RESTRICTED SECURITIES DETERMINED BY THE TRUSTEES TO BE LIQUID FROM THE 10% OF TOTAL ASSETS LIMITATION ON INVESTMENT IN RESTRICTED SECURITIES.


     The Fund currently has a fundamental investment limitation, which may only be changed with shareholder approval, limiting investments in securities subject to restrictions on resale under the Securities Act of 1933 ("Restricted Securities") to 10% of the Fund's total assets. The Fund also has a nonfundamental investment limitation, which may be changed by the Trustees without shareholder approval, limiting its investments in illiquid securities to 10% of the Fund's net assets.
Both of these investment limitations reflect the long-standing policy of the Securities and Exchange Commission (the "Commission") that mutual funds, such as the Fund, should maintain a high level of liquid assets to meet redemption requests from shareholders.

     The Fund's current investment limitations appear to overlap when examined in tandem, since the Commission has traditionally treated all Restricted Securities as illiquid. A security subject to the Fund's fundamental investment limitation on Restricted Securities is also subject to the nonfundamental investment limitation on illiquid securities. The nonfundamental limitation is more restrictive, however, since it also counts illiquid securities that are not Restricted Securities against the 10% limitation. The Commission has defined an illiquid security as "any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the mutual fund has valued the investment."

     On April 23, 1990, the Commission promulgated Rule 144A under the Securities Act of 1933 (the "1933 Act"). Rule 144A provides a safe harbor for the resale of certain Restricted Securities to "qualified institutional buyers" without compliance with the registration requirements of the 1933 Act. A "qualified institutional buyer" is generally defined as a broker-dealer that owns and manages $10 million or more of securities and any other entity, including a family of mutual funds, that owns and manages $100 million or more of securities.

     In the release adopting Rule 144A, the Commission noted that it was modifying its position with respect to securities eligible for resale under Rule 144A ("Rule 144A Securities"). The Commission stated that "[t]he determination of the liquidity of Rule 144A securities in the portfolio of [a mutual fund] is a question of fact for the board of directors to determine, based upon the trading markets for the specific security." Under the Commission's modified position, if the investment adviser determines, in accordance with guidelines established and monitored by the Board of Trustees, that a Rule 144A Security is liquid, the security will not count toward the 10% limitation on illiquid investments. Furthermore, the staff of the Commission has allowed
Rule 144A Securities determined to be liquid according to such guidelines to be excluded from a mutual fund's limitation on Restricted Securities.

      At its meeting on February ____, 1995, the Trustees authorized, subject to Shareholder approval, the exclusion of liquid Restricted Securities from the Fund's fundamental investment limitation on Restricted Securities. The amended limitation reads as follows:

      "The Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under federal securities
law, except for     restricted securities determined to be liquid under
criteria established by   the Trustees."

      If this exclusion of liquid Restricted Securities from the limitation on Restricted Securities is approved, the Fund will be able to purchase Rule 144A Securities without limit so long as they satisfy the criteria for liquidity established by the Trustees. The Trustees' current guidelines require the Fund's investment adviser to consider the following factors in determining the liquidity of such securities:

      1.       The frequency of trades and quotes for the security;

      2. The volatility of quotations and trade prices for the security;

      3. The number of dealers willing to purchase or sell the security and the number of potential purchasers;

      4.       Dealer undertakings to make a market in the security;

      5. The nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer);

      6. The rating of the security and the financial condition and prospects of the issuer of the security; and

      7. Such other factors as may be relevant to the Fund's ability to dispose of the security.

The guidelines also require that the adviser reasonably expect that the security will maintain its liquidity throughout the time the instrument is held by the Fund.

      Approval of this change in the Fund's investment limitation requires the affirmative vote of: (a) 67% or more of the shares of the Fund present at this Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION TO EXCLUDE RESTRICTED SECURITIES DETERMINED BY THE TRUSTEES TO BE LIQUID FROM THE 10% OF TOTAL ASSETS LIMITATION ON INVESTMENT IN RESTRICTED SECURITIES.

                        ________________________

      OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the Board of Trustees intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Special Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

      If at the time any session of the Special Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

      The following list indicates the beneficial ownership of shareholders who, to the best knowledge of the Fund, are the record/beneficial owners of more than 5% of the outstanding shares of the Fund as of __________, 19__:



      If you do not expect to attend the Special Meeting, please sign your proxy and return it in the enclosed envelope to avoid necessary expense and delay. No postage is necessary.

                                                By Order of the Trustees

                                                  John W. McGonigle
                                                      Secretary

February 21, 1995

TAX-FREE OBLIGATIONS FUND SPECIAL MEETING OF SHAREHOLDERS MARCH 27, 1995

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of TAX-FREE OBLIGATIONS FUND hereby appoint Jeannette Fisher-Garber, Max F. Miller, Colleen Gallagher, Kathleen O'Brien and Suzanne Land, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of TAX-FREE OBLIGATIONS FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 27, 1995, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSAL:

1) APPROVAL OF THE CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION TO EXCLUDE RESTRICTED SECURITIES DETERMINED BY THE
    TRUSTEES TO BE LIQUID FROM THE 10% OF TOTAL ASSETS LIMITATION ON INVESTMENT IN RESTRICTED SECURITIES.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. IF NO CHOICE IS
INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT
MATTER.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE BALLOT SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE MAIL-IN STUB, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

TAX-FREE OBLIGATIONS FUND                 PROXY VOTING MAIL-IN STUB

RECORD DATE SHARES
Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

                               PROPOSAL:

                               1) FOR ____   AGAINST ____   ABSTAIN ____


Dated: _______________, 19_

___________________________

___________________________
Signature(s) of Shareholders(s)